                                                                    EXHIBIT 10.5
                              SUBLEASE AGREEMENT
                              ------------------

    This SUBLEASE AGREEMENT ("Sublease") is made this 19th day of November,
                                                      ---------------------
1999, by and between Hershey Communications, Inc., a California corporation
----                 ------------------------------------------------------
("Tenant") and LeadersOnline, a Delaware Corporation ("Subtenant").
               --------------------------------------

RECITALS:
--------

     A.  World Trade Center Building, Inc., a corporation ("Landlord"), as
         ------------------------------------------------
landlord, and Tenant, as tenant previously entered into that certain Office Building Lease dated February 27, 1992 (the "Original Lease"), as amended by that certain Amendment No. 1 thereto dated February 2, 1993, and Amendment No. 2 thereto dated April 4, 1997 (as amended, the "Master Lease"), whereby Tenant leases from Landlord those certain premises (the "Premises") commonly known as Suite 500, consisting of 8,835 rentable square feet, located on the fifth (5th) floor of that certain building located at 18401 Von Karman Avenue, Irvine, California (the "Building").

     B. Tenant desires to sublease to Subtenant the Premises and Subtenant desires to lease the Premises from Tenant.

     THEREFORE, Tenant and Subtenant agree as follows:

     1.  Assumption. Subtenant hereby expressly assumes and agrees to perform
         ----------
and be bound by all covenants, conditions and obligations binding upon Tenant and the Premises under the Master Lease with regard to the Premises, except for the payment of operating expenses and additional rent if any, which shall be and remain the obligation of Tenant. This Sublease is expressly subject and subordinate to the Lease and all amendments thereto and any mortgages or deeds of trust which encumber Landlord's interest in the Premises.

     2.  Rent. Subtenant will pay to Tenant as rent for the Premises, in advance
         ----
on the first day of each calendar month of the term of this Sublease, without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of Fifteen Thousand Four Hundred Sixty One & 25/100 Dollars ($15,461.25). Receipt of Fifteen Thousand Four Hundred Sixty One & 25/100 Dollars ($15,461.25) is hereby acknowledged by Tenant as rent for the first month. Tenant will be responsible for the payment to Landlord of all Operating Expenses and all other items of additional rent accruing under the Master Lease. (Tenant will abate all rent from December 31, 1999 to January 15, 2000.)
                                                                         /s/ EMH
                                                                         -------
     3.  Term. The term of this Sublease will be for a period of twenty-eight
         ----
         (28) months, and three (3) days commencing on December 31, 1999 and ending on May 2, 2002.
                                                                         /s/ EMH
                                                                         -------


     4.  Use. Subtenant will use the Premises for general office purposes which
         ---
is a permitted use described in the Master Lease, and Subtenant will otherwise use the Premises in compliance with all of the terms of the Master Lease and for no other purpose.

     5.  No Release. This Sublease will in no way release Tenant from any
         ----------
obligation or covenant of Tenant as tenant under the Master Lease.

     6.  Security Deposit. Subtenant will deposit with Tenant upon execution
         ----------------
hereof Forty Six Thousand, Three Hundred Eighty Three & 25/100 Dollars ($46,386.75) as security for Subtenant's faithful performance of Subtenant's obligations hereunder. Tenant may deal with the Security Deposit in accordance with the unmodified terms and provisions of the Master Lease which relate to a security deposit. At anytime that Subtenant's or Subtenant's Guarantor verifies
                  -------------------------------------------------------------
a net worth exceeding Ten Million Dollars ($10,000,000.00), the Security Deposit
--------------------------------------------------------------------------------
will be reduced to an amount equal to one (1) month's rent ($15,481.25).
----------------------------------------------------------------------

     7.  Condition of Premises. Subtenant accepts the Premises in its condition
         ---------------------
existing as of the date of the execution of this Sublease, subject to the Master Lease and all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises. Subtenant acknowledges that neither Tenant nor Landlord nor any of their agents or employees have made any representations or warranties as to the suitability of the Premises for the conduct of Subtenant's business. (Tenant will remove all office furniture cubicles and/or workstation furniture "systems" prior to the commencement of the Sublease.)

     8.  Construction. The terms, conditions and respective obligations of
         ------------
Tenant and Subtenant to each other under this Sublease will be the terms, conditions and obligations contained in the Master Lease, except for those provisions of the Master Lease which are directly contradicted by the provisions of this Sublease, in which event, the terms of this Sublease will control over the terms of the Master Lease as between Tenant and Subtenant only. In all other respects, the terms of the Master Lease will control. Accordingly, for the purposes of this Sublease, wherever in the Master Lease the term "Landlord" is used, it will be deemed to mean the Tenant herein, and wherever in the Master Lease the term "Tenant" is used, it will be deemed to mean the Subtenant herein.

     9.  Attornment. If Tenant defaults in its obligations under the Master
         ----------
Lease or the Master Lease terminates for any reason including, without limitation, a voluntary surrender by Tenant or any reentry or repossession of the Premises by Landlord, Landlord may terminate this Sublease or, at Landlord's option and without being obligated to do so, Landlord may require Subtenant to attorn to Landlord and, in the event Landlord exercises such option, Subtenant does hereby attorn to Landlord and agrees to perform its obligations under this Sublease directly to Landlord, in which event Landlord will take over all right, title and interest of Tenant under this Sublease from the time of the exercise of such option through the expiration or earlier termination of the term of this Sublease. In the event of any such assumption of this Sublease by Landlord and attornment by Subtenant, Landlord will not (i) be liable for any prepaid rents or security deposit paid by Subtenant to Tenant more than one month in advance,
(ii) be liable for any previous acts, omissions or defaults of Tenant under this Sublease; (iii) be subject to any defense or offset previously accrued in favor of Subtenant against Tenant; or (iv) be bound by any modification of this Sublease made without Landlord's written consent.

     10.  Parking. Provided Subtenant is not in default hereunder, and provided
          -------
further that Tenant is not in default under the Master Lease, Subtenant will have a license to use up to twenty eight (28) of the unreserved parking spaces and four (4) of the reserved parking spaces which Tenant is licensed to use, pursuant to and in accordance with the terms of the Master Lease relative to parking; provided, however, Subtenant will pay directly to Landlord or Landlord's parking operator $35.00 per unreserved parking space and $75.00 per reserved parking space, as set forth in the Master Lease as a condition to Subtenant's continued use of such parking spaces.

     11.  Further Assignment. Subtenant will not further sublease the Premises
          ------------------
or any portion thereof or assign any of its rights or delegate any of its duties under this Sublease, without first obtaining the prior written consent of Tenant and Landlord, which consent shall not be unreasonably withheld.

     12.  Insurance. Subtenant will, during the entire term of this Sublease,
          ---------
carry all insurance policies required to be carried by Tenant under the Master Lease in accordance with the terms of the Master Lease. Subtenant will name Tenant, Landlord and its Mortgagees as additional insured under all insurance policies. Subtenant will supply Tenant with a Certificate of Insurance identifying the above.

     13.  Brokers. Tenant and Subtenant each warrant that they have dealt with
          -------
no other real estate brokers in connection with this transaction except CB Richard Ellis, Inc. who represents the Tenant and Cushman Realty who represents the Subtenant.

     IN WITNESS WHEREOF, Tenant and Subtenant have executed this Sublease as of the date first written above.

          Tenant:                           Subtenant:

HERSHEY COMMUNICATIONS, INC.,               LEADERSONLINE, INC.,
a California Corporation                    a Delaware Corporation

By:  /s/ EDWIN HERSHEY                      /s/ MICHAEL T. CHRISTY
         --------------------                   ---------------------------
Print Name:  Edwin Hershey                  Print Name:  Michael T. Christy
             ----------------                            ------------------
Print Title: President                      Print Title: President
             ----------------                            ------------------

The undersigned Landlord under the Master Lease attached hereto as Exhibit "A" hereby consents to the subletting of the Premises described herein on the ter and conditions contained in this Sublease. This consent applies only to this Sublease and is not to be deemed to be a consent to any other sublease or assignment.

          LANDLORD:

          WORLD TRADE CENTER BUILDING, INC.,
          a corporation

          By:  CB Richard Ellis, Inc.,
               a Delaware corporation,
               Its Authorized Agent

          By:      /s/ BARRY A. KATZ
                       --------------------------
          Print Name:  Barry A. Katz
                       --------------------------
          Print Title: Managing Director
                       --------------------------

                        CONSENT OF LANDLORD TO SUBLEASE

WORLD TRADE CENTER BUILDING, INC., a Corporation ("Landlord"), the landlord
------------------------------------------------
under that certain Lease ("Master Lease") dated February 27, 1992, entered into by and between Landlord and Hershey Communications Inc., a California
                            -----------------------------------------
Corporation ("Tenant"), whereby Tenant, as the tenant, leased suite 500 in that
-----------
certain building located at 18401 Von Karman in Irvine, California
(the "Premises"), hereby consents to the sublease of the Premises by Tenant to LeadersOnline, a Delaware Corporation ("Subtenant"). Landlord's consent is not
-------------------------------------
intended, and shall not be construed (i) to modify or otherwise affect any of the provisions of the Master Lease, or to release Tenant from any of its obligations and duties under the Master Lease, (ii) as a waiver of any of Landlord's rights under the Master Lease, (iii) as an authorization or a consent by Landlord to any assignment of the interest of Tenant in the Master Lease or to the further subleasing of the Premises, and (iv) as binding or obligating Landlord in any manner whatsoever with respect to any of the covenants, undertakings, representations, warranties or agreements contained in the sublease agreement (the "Sublease Agreement"), if any, between Tenant and Subtenant.

     Notwithstanding the foregoing, it is a condition to Landlord's consent to the Sublease that Subtenant's occupancy of the Premises and any Sublease Agreement are subject to the following: (i) Subtenant's occupancy of the Premises and any Sublease Agreement will be subject and subordinate to the Master Lease and to all mortgages are secured, in whole or in part, by the Premises; (ii) Landlord may enforce the provisions of the Sublease Agreement, if any, including collection of rent directly from Subtenant; (iii) in the event of termination of the Master Lease for any reason whatsoever, including, without limitation, a voluntary surrender by Tenant, or any default by Tenant, or in the event of any re-entry or repossession of the Premises by Landlord, Landlord may, at its option, either (a) terminate the Sublease agreement and Subtenants occupancy of the Premises, or (b) take over all of the right, title and interest of Tenant, as sublandlord, under the Sublease Agreement, in which case the Subtenant will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under the Sublease, (2) be subject to any defense or offset previously accrued in favor of the Subtenant against Tenant, or (3) be bound by any previous prepayment by Subtenant of more than one month's rent.

     This Consent of Landlord has been executed this 3rd day of December, 1999.

LANDLORD:

WORLD TRADE CENTER BUILDING, INC.,
a Corporation

By:  CB Richard Ellis, Inc.,
     a Delaware corporation
     Its Authorized Agent

By:  /s/ BARRY A. KATZ
     ------------------------------
Print Name:  Barry Katz
             ----------------------
Print Title:  Managing Director
             ----------------------

The undersigned Tenant and Subtenant referred to hereinabove hereby acknowledge and accept the conditions of Landlord's consent to the Sublease as described hereinabove.

Tenant:                                     Subtenant:

Hershey Communications, Inc.                Leaders Online, Inc.
a California Corporation                    a Delaware Corporation

By:  /s/ EDWIN M. HERSHEY                  By:  /s/ MICHAEL T. CHRISTY
     ------------------------                   ----------------------------
Print Name: Edwin M. Hershey                Print Name:  Michael T. Christy
            -----------------                          ---------------------
Title:  President                           Title:  President
        ---------------------                       ------------------------

            Amendment to Sublease Agreement Dated November 19, 1999
            by and between, Hershey Communications, Inc. as "Tenant"
                     and Leaders Online as "Subtenant" and
                World Trade Center Building, Inc. as "Landlord"

Security Deposit Distribution Agreement:
---------------------------------------

The Security Deposit, as detailed in paragraph six (6), totaling Forty Six Thousand three Hundred Eighty three & 75/100 ($46,383.75) shall be distributed as follows:

a. Fifteen Thousand Dollars ($15,000.00) shall be paid by Subtenant (LeadersOnline) directly to Landlord (World Trade Center Building, Inc.) to be credited to the account of the Tenant (Hershey Communications, Inc.).

b. Upon Landlord's verification that Subtenant has a net worth in excess of Ten Million Dollars ($10,000,000.00) or Landlord has received a written and fully executed sublease guaranty by an entity that Landlord has verified to have a net worth in excess of Ten Million Dollars ($10,000,000.00) and no default exists under the lease or sublease, Landlord will refunded to the Subtenant (Leaders Online) the Fifteen Thousand Dollars ($15,000.00) deposit.

c. Thirty One Thousand three Hundred Eighty three & 75/100 ($31,383.75) shall be paid by Subtenant (Leaders Online) directly to Tenant (Hershey
   Communications, Inc.).

d. Upon Tenant's verification that Subtenant has a net worth in excess of Ten Million Dollars ($10,000,000.00) or Tenant has received a written and fully executed sublease guaranty by an entity that Tenant has verified to have a net worth in excess of Ten Million Dollars ($10,000,000.00) and no default exists under the sublease, Fifteen Thousand Nine Hundred Twenty Two Dollars & 25/100 ($15,922.25) of the deposit will be refunded to the Subtenant
   (Leaders Online) by the Tenant (Hershey Communications, Inc.).

Tenant:                                  Subtenant:

HERSHEY COMMUNICATIONS, INC.,            LEADERSONLINE, INC.,
a California Corporation                 a Delaware Corporation

By: /s/ E. M. HERSHEY II                 By: /s/ MICHAEL T. CHRISTY
   ________________________________         ____________________________________

Print Name: E. M. Hershey II             Print Name: Michael T. Christy
           ________________________                 ____________________________

Print Title: President                   Print Title: President
            _______________________                  ___________________________


Landlord:

WORLD TRADE CENTER BUILDING, INC.,
a corporation

By:  CB Richard Ellis, Inc.,
     a Delaware corporation,
     Its Authorized Agent

By: /s/ BARRY A KATZ
   ________________________________

Print Name: Barry A. Katz
           ________________________

Print Title: Managing Director
            _______________________